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                                                                  EXHIBIT 23(a)

                          [MCGLADREY & PULLEN LOGO]


                        Independent Auditor's Consent
                        -----------------------------

        We consent to the incorporation by reference in the Registration Statement on Form S-4 of Firstar Corporation of our report dated February 11, 1994, on the consolidated financial statements incorporated by reference in the Form 10-K Annual Report of First Moline Financial Corp. for the year ended December 31, 1993.



                                           /s/ McGladrey & Pullen, LLP



Moline, Illinois
February 3, 1995